UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 9, 2014

GNC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue

Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 288-4600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

Any stockholder of GNC Holdings, Inc. (the “Company”) or any other interested party wishing to communicate directly with (i) the Company’s Board of Directors (the “Board”), (ii) the non-management directors or (iii) any individual member of the Board may send such communications to the following address: GNC Holdings, Inc., 300 Sixth Avenue, Pittsburgh, Pennsylvania, 15222, Attention: Secretary. Any such communication should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.

Dated: January 9, 2014	By:	/s/ Gerald J. Stubenhofer, Jr.
Gerald J. Stubenhofer, Jr.
Senior Vice President, Chief Legal Officer and Secretary